Exhibit 99.2

CENTURY CASINOS INVESTOR PRESENTATION Peter Hoetzinger, Co CEO & President Results through Q3 2023

Forward-Looking Statements, Business Environment, Risk Factors & Notes on Presentation CENTURY CASINOS This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. In addition, Century Casinos, Inc. (together with its subsidiaries, the “Company”, “we”, “us”, “our”) may make other written and oral communications from time to time that contain such statements. Forward-looking statements include statements as to industry trends and future expectations of the Company and other matters that do not relate strictly to historical facts and are based on certain assumptions by management at the time such statements are made. Forward-looking statements in this presentation include statements regarding revenue and expense trends, proceeds from the Canada Real Estate Sale, completed and pending acquisitions, projects in development and other opportunities, including the completion of our Missouri construction projects, the Goldman Credit Agreement (as defined herein) and obligations under our Master Lease (as defined herein) and our ability to repay our debt and other obligations, outcomes of legal proceedings, changes in our tax provisions or exposure to additional income tax liabilities, and plans for our casinos and our Company.. These statements are often identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” or “continue,” and similar expressions or variations. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, among others, the risks described in the section entitled “Risk Factors” under Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”), in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and our subsequent periodic and current reports filed with the SEC. We caution the reader to carefully consider such factors. Furthermore, such forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. TERMS AND DEFINITIONS Certain terms and definitions are used in this presentation. A list of these terms and definitions is contained in the Appendix. In addition, the names of the Company’s subsidiaries and certain operating segments, some of which have changed, are abbreviated on certain of the following slides. See Appendix for a list of the subsidiaries and their abbreviations. 1

Key Investment Highlights CENTURY CASINOS Founded in 1992, Century Casinos is a multi-channel gaming company with focus on drive-to U.S. markets Casinos located in attractive markets with limited new competition risk Regional and local customer base. Majority of revenue comes from guests who live within a one-hour drive of our casinos Century’s management team owns 14%1 of CNTY and has 100+ years experience having operated 100+ casinos in 20+ countries 7,562 slot machines, 266 gaming tables and 2,046 hotel rooms across 19 properties 2 Substantial growth drivers and cash-flow drivers: Acquisition of Nugget Casino Resort in Reno, NV Acquisition of Rocky Gap Casino, Resort & Golf operations in MD Century Casino Caruthersville, MO, moving to land-based casino Hotel development at Century Casino Cape Girardeau, MO Sale and leaseback of Canada real estate assets to VICI 1. Including unexercised stock options 2. Property information is as of September 30, 2023 2

Multi-Channel North American Gaming Company CENTURY CASINOS Land-based Casinos (USA and Canada) The online world and the land-based casino world co-exist successfully. Century Casino Central City Century Casino Cripple Creek Century Casino Edmonton Nugget CASINO RESORT Century Casino Cape Girardeau Century Casino Caruthersville Century Casino St Albert Rocky Gap Casino Resort Golf Racing and On/Off-Track Betting Give online customers a better experience and social excitement when they visit land-based casino properties. Century Downs Racetrack Casino Century Mile Racetrack Casino Mountaineer Casino Resort Races HPI BET Sportsbook (Retail & Online) and iGaming The different experiences are complementary and enhance each other. Bet365 RUSH STREET INTERACTIVE tipico CAESARS SPORTSBOOK BY William HILL Circa SPORTS 3

Century’s North American Property Footprint Diversified Local Gaming Footprint in Drive-to Markets CENTURY CASINOS Century Casino St. Albert Century Casino & Hotel Edmonton Century Mile Racetrack and Casino Century Downs Racetrack and Casino Mountaineer Casino, Resort & Races Rocky Gap Casino, Resort & Golf Century Casino Cape Girardeau Nugget Casino Resort Century Casino & Hotel Central City Century Casino & Hotel Cripple Creek CENTURY CASINOS Headquartered in Colorado Springs Century Casino Caruthersville 4

Diverse Regional Exposure in Stable, Mature Gaming Markets in the U.S. CENTURY CASINOS Exposure to attractive regional markets proven to be resilient throughout the pandemic. - 2021 and 2022 GGR1 levels materially up versus 2019 across almost all markets served in the U.S. - Sustainable future growth underpinned by strong market fundamentals and structural regulatory changes. Colorado well-positioned for long-term growth. - Introduction of sports betting in May 2021. - Removal of $100 betting limits and approval of new casino games in May 2021. - Denver and Colorado Springs MSAs2 driven by attractive demographic trends that outpace U.S. averages. Missouri benefits from loyal local customer base. -Track record of stability with strong growth since 2021. Reno-Sparks well positioned for future growth. - Proximity to outdoor recreational attractions aligns well with post-pandemic trends. - Blue chip employers such as Tesla driving attractive socioeconomic trends. Maryland’s gaming market has grown steadily since 2012 when table games were legalized, with continued growth in 2021 due to legalization of sports betting. Gross gaming revenue Metropolitan statistical area Sources: UNLV Gaming Research, Nevada Gaming Control Board, Colorado Department of Revenue and internal Company research | Note: $ in millions Colorado GGR 2016 $811 2017 $828 2018 $842 2019 $834 2020 $560 2021 $976 2022 $1,060 Missouri GGR 2016 $1,715 2017 $1,738 2018 $1,754 2019 $1,730 2020 $1,264 2021 $1,897 2022 $1,905 West Virginia GGR 2016 $639 2017 $587 2018 $613 2019 $618 2020 $431 2021 $644 2022 $740 Washoe County, Nevada GGR 2016 $810 2017 $829 2018 $866 2019 $857 2020 $676 2021 $1,016 2022 $1,040 Maryland GGR 2016 $1,023 2017 $1,614 2018 $1,746 2019 $1,757 2020 $1,226 2021 $1,926 2022 $2,053 5

Stable Historical Performance of Regional GGR in the U.S. CENTURY CASINOS US regional GGR has maintained stable growth since 2001 and is resilient to macroeconomic changes including oil prices and CPI U.S. Regional GGR ($bn) 2001 $22 2002 $24 2003 $24 2004 $26 2005 $27 2006 $29 2007 $31 2008 $30 2009 $29 2010 $29 2011 $30 2012 $31 2013 $31 2014 $32 2015 $34 2016 $34 2017 $35 2018 $37 2019 $39 2020 $40 2021 $47 2022 $52 WTI Crude Oil Price (US$ / Barrel) $150 $120 $90 $60 $30 $0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 CPI Index YoY % Change 10.0% 6.0% 2.0% (2.0)% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Sources: UNLV Gaming Research and Bloomberg research. Note: Regional GGR represents U.S. excluding Las Vegas GGR. 6

Income Statement Selected information in USD, in millions except for per share CENTURY CASINOS Q3 2023 Q3 2022 Change Net Operating Revenue 161.2 112.6 +43% Earnings from Operations 14.5 20 -28% Net (Loss) Earnings Attributable to Century Casinos, Inc. Shareholders -14.2 2.9 -581% Adjusted EBITDA1 33.3 28.1 +19% Basic (Loss) Earnings per Share -0.47 0.1 -570% Diluted (Loss) Earnings per Share -0.47 0.09 -622% 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 7

Balance Sheet and Leverage As of September 30, 2023 CENTURY CASINOS 4.8x Total Principal Debt to Adjusted EBITDA less Lease Payments1 2.2x Net Debt to Adjusted EBITDA less Lease Payments2 4.2x Lease Adjusted Net Leverage (8.0x)3 As of 9/30/2023 Cash $189.0 Total Principal Debt1 $347.9 Net Debt $158.9 Lease Debt4 $302.0 1. Total Principal Debt to Adjusted EBITDA less Lease Payments is calculated by dividing the Company’s Adjusted EBITDA less Lease Payments for the trailing twelve months ended September 30, 2023 by Total Principal Debt. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition of Total Principal Debt, Adjusted EBITDA less Lease Payments, Lease Payments and the definition and reconciliation of Adjusted EBITDA. 2. Net Debt to Adjusted EBITDA less Lease Payments is calculated by dividing the Company’s Adjusted EBITDA less Lease Payments for the trailing twelve months ended September 30, 2023 by Net Debt. Net Debt, Adjusted EBITDA and Adjusted EBITDA less Lease Payments are non-GAAP financial measures. See Appendix for the definition and reconciliation of Net Debt, Adjusted EBITDA and Adjusted EBITDA less Lease Payments and the definition of Lease Payments. 3. Lease Adjusted Net Leverage is calculated by dividing the Company’s Adjusted EBITDA for the trailing twelve months ended September 30, 2023 by the Company’s Net Debt and Lease Debt capitalized at 8.0x. Adjusted EBITDA, Net Debt and Lease Adjusted Net Leverage are non-GAAP financial measures. See Appendix for the definition of Lease Debt, Net Debt and Lease Adjusted Net Leverage and reconciliation of Adjusted EBITDA and Net Debt. 4. Lease Debt is calculated as Lease Payments capitalized at 8.0x. Lease Debt is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Lease Debt and Lease Payments. 8

Environmental, Social and Governance (“ESG”) CENTURY CASINOS Century’s Commitment Environmental Century is committed to environmental responsibility in the communities in which we operate. Social Responsibility Century is involved with local projects and charities in the communities in which we operate. Century is committed to diversity across all levels. Century promotes responsible gaming at all our properties. Corporate Governance Century created an ESG Steering Committee to oversee and provide executive sponsorship for our corporate ESG strategy, goals and initiatives. Century is creating “Century CARES” teams at each property to focus on community involvement and environmental practices. Century “CARES” – Committed, Action-oriented, Responsible, Eco-friendly, Sustainable 9

CNTY Consolidated Results 2019 – 2023 Quarterly Results (in USD, in millions) CENTURY CASINOS Net Operating Revenue 200 150 100 50 0 Q1 45.6 87.7 72.4 103.1 108.5 Q2 52.4 36.1 92.2 111.1 136.8 Q3 52.9 95.7 116.6 112.6 161.2 Q4 67.2 84.8 107.3 103.8 2019 2020 2021 2022 2023 Adjusted EBITDA (1) 40 35 30 25 20 15 10 5 0 (5) Q1 6.7 9.6 14.7 23.8 26.1 Q2 6.7 (1.8) 25.2 29.8 29.3 Q3 7.1 22.2 33.1 28.1 33.3 Q4 9.8 18.3 24.9 21.7 2019 2020 2021 2022 2023 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 10

Net Operating Revenue Q3 2023 by Reportable Segment and Operating Segment (1) (in USD) CENTURY CASINOS Canada 13% Poland 15% United States 72% Canada 13% Midwest 25% East 27% West 20% Poland 15% 1. Excludes the Corporate and Other Reportable Segment 11

Adjusted EBITDA (1) Q3 2023 by Reportable Segment and Operating Segment (2) (in USD) CENTURY CASINOS Canada 13% Poland 5% United States 82% Canada 13% Midwest 41% East 23% West 18% Poland 5% 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 2. Excludes the Corporate and Other Reportable Segment 12

U.S. OPERATIONS OVERVIEW East Midwest West 13

East Region Market Overview and Asset Summary West Virginia CENTURY CASINOS Asset Property Highlights Mountaineer Casino is the area’s only full-service resort and casino featuring world-class thoroughbred racing, an 18-hole golf course and 5,000-seat convention center Located on the beautiful Ohio River in the northern panhandle of West Virginia Located on Route 2, near Chester WV, and is an easy drive from many locations in Ohio, Pennsylvania, and West Virginia Sports betting and i-Gaming available through William Hill / Caesars and Rush Street Interactive Key Stats1 Casino Sq. Footage 72,380 Slot Machines 1,046 Tables 26 Hotel Rooms 357 Competitive Landscape Market Demographics and Stability Mountaineer serves the Pittsburgh and eastern Ohio drive-to markets, providing multiple revenue streams including gaming, sports betting, lodging, entertainment, food and beverage. West Virginia was an early adopter of internet gaming (fifth state in the U.S.), which has drawn customers from neighboring states. There are a maximum of 5 gaming licenses available in the state with no additional licenses allowed.2  The gaming market in West Virginia has expanded substantially, with 53% GGR growth from 2019 to 2022.Sources: U.S. BLS, UNLV Gaming Research, American Gaming Association “State of the States 2021” | 1. As of September 30, 2023. 2. Assumes no additional racetracks open in the state. 14

East Region Market Overview and Asset Summary Maryland CENTURY CASINOS Asset Property Highlights Rocky Gap Casino Resort combines a picturesque outdoor backdrop with a 25,000+ sq ft casino floor anchored by a 198-room hotel. Maryland’s only Jack Nicklaus Signature golf course Property underwent $10mm of property upgrades since 2018 including: remodeled rooms and suites, new sports lounge, renovation and upgrade of food and beverage offerings and golf course improvements Events center and meeting facilities for approx. 500 people Spa, pool and outdoor activities Key Stats1 Casino Sq. Footage 25,447 Slot Machines 630 Tables 16 Hotel Rooms 198 Competitive Landscape Market Demographics and Stability Rocky Gap is the only casino resort in Western Maryland, attracting local and destination drive-in customers from MD, PA, WV and VA. Western Maryland is expected to see annual wage and salary growth of 1.6% vs a state average of 0.4%. Companies including Gilead, Amazon and Black & Decker are investing in new manufacturing and logistics facilities in the region. Sources: Maryland Department of Labor and NAIOP Commercial Real Estate Development Association 1. As of September 30, 2023. 15

East Region Results West Virginia and Maryland CENTURY CASINOS Net Operating Revenue 50 45 40 35 30 25 20 15 10 5 0 Q1 23.9 26.3 26.7 Q2 30.6 29.7 28.2 Q3 31.7 30.4 44.0 Q4 28.7 26.5 2021 2022 2023 Adjusted EBITDA1 10 9 8 7 6 5 4 3 2 1 0 Q1 3.6 4.3 3.9 Q2 6.2 4.9 3.9 Q3 5.9 5.3 8.5 Q4 4.5 3.5 2021 2022 2023 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 16

Midwest Region Market Overview and Asset Summary Colorado CENTURY CASINOS Asset Property Highlights Central City is located just 45 minutes west of Denver, Colorado Easily accessible from highway I-70 Online sports betting through Tipico Sportsbook partnership Cripple Creek is located ~45 miles from Colorado Springs State-of-the art slot machines, exciting table games Online sports betting through Circa Sports and Bet365 partnerships Key Stats1 Casino Sq. Footage 22,640 Slot Machines 399 Tables 8 Hotel Rooms 26 Casino Sq. Footage 19,610 Slot Machines 375 Tables 6 Hotel Rooms 21 Competitive Landscape Market Demographics and Stability Central City and Cripple Creek serve the Denver and Colorado Springs MSAs, respectively, both of which are exhibiting strong geographic and economic trends. Visitorship to both markets includes locals and tourists. Historically strong GGR trends with strong upside due to recent regulatory actions to remove betting limits and legalize online sports betting. The state benefits from positive demographic trends, with 50bps higher population growth from April 2020 to July 2022 than national average and median household income of $80,184 vs. a US average of $69,021 from 2017-2021 in 2021 dollars. Source: U.S. Census Bureau | 1. As of September 30, 2023. 17

Midwest Region Market Overview and Asset Summary Missouri CENTURY CASINOS Asset Property Highlights Casino is situated in downtown Cape Girardeau The property opened in October 2012 with the 13th and final gaming license in Missouri Property includes an entertainment center, and a ~7,700 square ft. event center with seating for up to 600 Construction commenced on 69 room hotel adjacent to and connected with casino Caruthersville temporarily operating out of the land-based pavilion RV Park open year-round and located by the water Construction commenced on land-based casino and hotel Adjacent stand-alone hotel opened late October 2022 Key Stats1 Casino Sq. Footage 41,530 Slot Machines 832 Tables 23 Hotel Rooms N/A Casino Sq. Footage 12,000 Slot Machines 416 Tables 6 Hotel Rooms 36 Competitive Landscape Market Demographics and Stability Cape Girardeau and Caruthersville are local, drive-to markets with loyal customer bases. Missouri is one of the largest regional gaming markets with ~$1.9 billion of gaming revenue in 2022, having grown >10% since 2019. Missouri has strong macroeconomic drivers, including employment growth and a diverse economy. Source: UNLV Gaming Research, American Gaming Association “State of the States 2021” | 1. As of September 30, 2023. 18

Midwest Region Results Colorado and Missouri CENTURY CASINOS Net Operating Revenue 50 45 40 35 30 25 20 15 10 5 0 Q1 40.4 39.0 39.7 Q2 46.2 40.6 39.2 Q3 42.2 40.3 40.4 Q4 39.6 35.8 2021 2022 2023 Adjusted EBITDA1 25 20 15 10 5 0 Q1 18.5 16.1 15.9 Q2 22.0 17.4 15.4 Q3 18.4 15.9 15.3 Q4 16.7 12.8 2021 2022 2023 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 19

West Region Market Overview and Asset Summary Nevada CENTURY CASINOS Asset Property Highlights The newly remodeled Nugget Casino is conveniently located on route I-80 with easy access from the airport The full-service resort boasts a large gaming floor, two hotel towers, a convention space, outdoor amphitheater, and a wide variety of casual and fine dining options in addition to several on-site bars and lounges Reno/Sparks is a top 15 gaming market in the U.S. Nugget has one of the largest conference centers in Reno in addition to a state-of-the-art 8,555-seat outdoor venue Key Stats1 Casino Sq. Footage 71,200 Slot Machines 941 Tables 29 Hotel Rooms 1,382 Competitive Landscape Market Demographics and Stability Reno, known as the “Biggest Little City in the World” is famous for its casinos, but is also known as a destination for outdoor recreation with proximity to Lake Tahoe and several ski resorts. Current home to Tesla, Gigafactory, Apple, Switch Data Center and Walmart Distribution. Population approaching 500,000 (15% growth from 2010 to 2020 vs. national average of 7%, with an additional 2%+ growth since 2020). The Reno-Tahoe airport is expanding the ticket hall, shopping and ground transportation center and adding new concourses ($1bn “MoreRNO” project). Source: Reno.gov, U.S. Bureau of Labor Statistics, Washoe County Consensus Forecast 2022-2042, Industry Research | 1. As of September 30, 2023. 20

ADDITIONAL GROWTH DRIVERS Overview Cape Girardeau Hotel Caruthersville Land-based 21

Century is Well-Positioned for the Next Stage of Growth Attractive Value Creation Projects Project Description Estimated Capex Requirement Estimated Adjusted EBITDA1 Impact Estimated Completion Midwest New land-based casino and hotel Funded by VICI $3m - $5m (net of increased rent) Q4 2024 69-room Hotel $31m ($14m remaining) $2m - $3m (net of expected Walker’s Bluff impact2) Q2 2024 Various exterior renovations, interior refreshes and updates to gaming floors $5m $1m Q2 2024 East Upgrades to restaurants, beach access, and relocation of golf pro shop $3m - $5m $1m – $2m 2024-2025 Various interior renovations and slot purchases $8m $1m - $2m Q2 2024 West Modernization projects, gaming floor upgrades, addition of restaurant and spa $10m - $15m $3m - $5m 2024-2026 Canada Sportsbooks, gaming floor and façade improvements $3m - $5m $1m - $3m Q4 2023 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 2. The Walker’s Bluff Casino in Illinois opened in August 2023. The casino is expected to increase competition for the Company’s Missouri casinos, primarily its Cape Girardeau casino, which could have a negative impact on the Company’s results of operations in Missouri. 22

Century is Well-Positioned for the Next Stage of Growth Missouri Projects – Cape Girardeau Hotel CENTURY CASINOS Century commenced construction of a 69-room hotel at Cape Girardeau connected to the existing casino in September 2022. Project will transform the facility to a full resort destination with gaming, various bars and dining venues, as well as conference, concert and event spaces. Expected to open in the first half of 2024 at a cost of approx. $31mm. $16.5mm has been spent as of September 30, 2023. Cape Girardeau Hotel Construction Progress 23

Century is Well-Positioned for the Next Stage of Growth Missouri Projects – Caruthersville Temporary Land-Based Casino & Hotel CENTURY CASINOS Originally, the casino operated on a riverboat and barge. Closed all games on the riverboat in October 2022 as it was no longer accessible due to record low water levels (continued on barge only). Relocation of all casino operations from riverboat and barge to temporary land-based location in pavilion completed December 2022. Grand opening of The Farmstead in December 2022. 36-room contemporary hotel located near the pavilion and new land-based casino and hotel development. The pavilion, The Farmstead, and the location of the new land-based casino & hotel are all protected by a flood wall. Operations will no longer be affected by water levels in the Mississippi River. 24

Century is Well-Positioned for the Next Stage of Growth Missouri Projects – Caruthersville Permanent Land-Based Casino & Hotel CENTURY CASINOS Groundbreaking on December 2, 2022. Expected opening in late 2024. 600 slot machines (with the possibility of an expansion for an additional 140), table games, a restaurant and bar. New 38-room hotel, located between the existing pavilion and the new casino, with scenic views. Amendment to Master Lease with VICI. Project cost approx. $51.9mm funded by VICI, rent under Master Lease will increase by approx. $4.2mm (8%) after opening. Transformation from the last remaining riverboat to full destination resort to attract customers from further into Missouri, Tennessee and Arkansas and provide guests with a better, more convenient casino experience. 25

THANK YOU! 26

APPENDIX 27

Appendix Earnings from Operations – Q3 2023 by Reportable Segment and Operating Segment1 (in USD) CENTURY CASINOS Canada 9% Poland 5% United States 86% Canada 9% Midwest 52% East 22% West 12% Poland 5% 1. Excludes the Corporate and Other Reportable Segment 28

Appendix Net Earnings (Loss) Attributable to Century Casinos, Inc. Shareholders – Q3 2023 by Reportable Segment and Operating Segment1 (in USD) CENTURY CASINOS Canada -40% Poland 18% United States 122% Canada -40% Midwest 120% East -29% West 31% Poland 18% 1. Excludes the Corporate and Other Reportable Segment 29

Appendix Abbreviations of Century Casinos, Inc. Subsidiaries and Certain Reporting Units CENTURY CASINOS Abbreviation Operating Segment Century Casinos & Hotel – Central City CTL or Central City Midwest Century Casino & Hotel – Cripple Creek CRC or Cripple Creek Midwest Mountaineer Casino, Resort & Races MTR or Mountaineer East Century Casino Cape Girardeau CCG or Cape Girardeau Midwest Century Casino Caruthersville & The Farmstead CCV or Caruthersville Midwest Nugget Casino Resort Nugget Sparks, LLC or Nugget West Smooth Bourbon, LLC Smooth Bourbon West Rocky Gap Casino, Resort & Races Rocky Gap East Century Casino & Hotel – Edmonton CRA or Edmonton Canada Century Casino St. Albert CSA or St. Albert Canada Century Downs Racetrack and Casino CDR or Century Downs Canada Century Mile Racetrack and Casino CMR or Century Mile Canada Casinos Poland CPL Poland Century Resorts Management GmbH CRM Corporate and Other Cruise Ships & Other Ships & Other Corporate and Other Corporate Other N/A Corporate and Other 30

Appendix Terms and Definitions CENTURY CASINOS In this presentation, the term “USD” refers to US dollars, the term “CAD” refers to Canadian dollars and the term “PLN” refers to Polish zloty. Amounts presented are rounded. As such, rounding differences could occur in period-over-period changes and percentages reported throughout this presentation. Adjusted EBITDA, Adjusted EBITDA margin and Net Debt are non-GAAP financial measures. See Appendix “Non-GAAP Financial Measures” for the definition and reconciliation of Adjusted EBITDA, Adjusted EBITDA margin and Net Debt. “Nugget Acquisition” means the Company’s purchase of the operating assets of Nugget Casino Resort (the “OpCo Acquisition”) and 50% of the membership interests in the company that owns the real property on which the casino is located (the “Smooth Bourbon Acquisition”). “Rocky Gap Acquisition” means the Company’s purchase of the operations of Rocky Gap Casino, Resort & Golf. “Century Canadian Portfolio” means Century Casino & Hotel Edmonton in Edmonton, Alberta, Century Casino St. Albert in Edmonton, Alberta, Century Mile Racetrack and Casino in Edmonton, Alberta and Century Downs Racetrack and Casino in Calgary, Alberta (collectively). “Canada Real Estate Sale” means the Company’s sale of the real estate assets of the Century Canadian Portfolio to VICI for an aggregate purchase price of CAD 221.7 million ($162.6 million based on the exchange rate on September 6, 2023). Simultaneous with the closing of the transaction, the Century Canadian Portfolio was added to the Master Lease an annual rent will increase by CAD 17.3 million ($12.8 million based on the exchange rate on September 30, 2023). “Goldman Credit Agreement” means a credit agreement with Goldman Sachs Bank USA and other parties that provides for a $350.0 million term loan and a $30.0 million revolving credit facility (“Revolving Facility”). “Master Lease” means the Company’s master lease of its Missouri, West Virginia, Maryland and Canada properties with subsidiaries of VICI Properties Inc. (“VICI”). 31

Appendix Non-GAAP Financial Measures CENTURY CASINOS The Company supplements its consolidated financial statements prepared in accordance with US generally accepted accounting principles (“GAAP”) by using the following non-GAAP financial measures, which management believes are useful in properly understanding the Company’s short-term and long-term financial trends. Management uses these non-GAAP financial measures to forecast and evaluate the operational performance of the Company as well as to compare results of current periods to prior periods on a consolidated basis. Adjusted EBITDA Adjusted EBITDA margin Net Debt Adjusted EBITDA less Lease Payments Lease Debt Lease Adjusted Net Leverage Lease Adjusted Leverage Management believes presenting the non-GAAP financial measures used in this presentation provides investors greater transparency to the information used by management for financial and operational decision-making and allows investors to see the Company’s results “through the eyes” of management. Management also believes providing this information better enables our investors to understand the Company’s operating performance and evaluate the methodology used by management to evaluate and measure such performance. With respect to the Company’s expectations of its future performance, the Company’s reconciliations of estimated Adjusted EBITDA impact of growth initiatives are not available as the Company is unable to quantify certain amounts to the degree of precision that would be required in the relevant US GAAP measures without unreasonable effort. The adjustments made to GAAP financial measures result from facts and circumstances that vary in frequency and impact on the Company’s results of operations. The following is an explanation of each of the adjustments that management excludes in calculating its non-GAAP financial measures. 32

Appendix Non-GAAP Financial Measures CENTURY CASINOS The Company defines Adjusted EBITDA as net earnings (loss) attributable to Century Casinos, Inc. shareholders before interest expense (income), net, income taxes (benefit), depreciation and amortization, non-controlling interests net earnings (loss) and transactions, pre-opening expenses, acquisition costs, non-cash stock-based compensation charges, asset impairment costs, loss (gain) on disposition of fixed assets, discontinued operations, (gain) loss on foreign currency transactions, cost recovery income and other, gain on business combination and certain other one-time transactions. Expense related to the Master Lease and CDR land lease is included in the interest expense (income), net line item. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings (loss) attributable to Century Casinos, Inc. shareholders and Adjusted EBITDA reported for each segment. Non-cash stock-based compensation expense is presented under Corporate and Other as the expense is not allocated to reportable segments when reviewed by the Company’s chief operating decision makers. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under GAAP. Adjusted EBITDA is not considered a measure of performance recognized under GAAP. Management believes that Adjusted EBITDA is a valuable measure of the relative performance of the Company and its properties. The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation. Management believes that using Adjusted EBITDA is a useful way to compare the relative operating performance of separate operating units by eliminating the above-mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue and the often high cost of acquiring existing operations. Adjusted EBITDA is also used by the Company’s lending institution to gauge operating performance. The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Please see the reconciliation of Adjusted EBITDA to net earnings (loss) attributable to Century Casinos, Inc. shareholders below. The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by net operating revenue. Management uses this margin as one of several measures to evaluate the efficiency of the Company’s casino operations. The Company defines Net Debt as Total Principal Debt minus cash and cash equivalents. Total Principal Debt is defined as total long-term debt (including current portion) plus deferred financing costs. Net Debt is not considered a liquidity measure recognized under GAAP. Management believes that Net Debt is a valuable measure of the Company’s overall financial situation. Net Debt provides investors with an indication of the Company’s ability to pay off all of its long-term debt if it became due simultaneously. 33

Appendix Non-GAAP Financial Measures CENTURY CASINOS Adjusted EBITDA less Lease Payments is calculated by deducting the cash payments related to the Company’s Master Lease, CDR land lease and 50% of the lease payments from the Nugget to Smooth Bourbon (“Lease Payments”) from Adjusted EBITDA to calculate the debt and Net Debt to Adjusted EBITDA ratios. The Company does not recognize rent expense related to the Master Lease assets; instead, a portion of the periodic payment under the Master Lease is recognized as interest expense with the remainder of the payment reducing the failed sale-leaseback financing obligation using the effective interest method. The Company does not recognize rent expense related to the CDR land lease asset; instead, the payment is recognized as interest expense. Management believes that deducting cash payments related to its Master Lease, CDR land lease and 50% of the lease payments from the Nugget to Smooth Bourbon from Adjusted EBITDA provides investors with an indication of the length of time it would take the Company to repay its long-term debt. Lease Debt is Lease Payments capitalized at 8.0x (a metric the Company believes is the industry standard used by analysts for this calculation). Lease Debt is not considered a measure of the Company’s financing obligations under GAAP. Management believes Lease Debt provides investors with a metric that can be used to compare the Company’s leverage to its peers. The Company’s computation of Lease Debt may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Lease Adjusted Net Leverage is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA less Lease Payments by the Company’s Net Debt and Lease Debt. Lease Adjusted Net Leverage shows the Company’s leverage as if the Master Lease, CDR land lease and 50% of the lease payments from the Nugget to Smooth Bourbon were financed as debt obligations. The metric is commonly used by the Company’s peers, and the Company believes that this metric provides a useful comparison for investors. The Company’s computation of Lease Adjusted Net Leverage may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Lease Adjusted Leverage is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA less Lease Payments by the Company’s Total Principal Debt and Lease Debt. Lease Adjusted Leverage shows the Company’s leverage as if the Master Lease, CDR land lease and 50% of the lease payments from the Nugget to Smooth Bourbon were financed as debt obligations. The metric is commonly used by the Company’s peers, and the Company believes that this metric provides a useful comparison for investors. The Company’s computation of Lease Adjusted Leverage may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. 34

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA CENTURY CASINOS Century Casinos, Inc. in USD, in thousands For the three months ended September 30, 2023 2022 Net Operating Revenue $161,179 $112,552 Net (loss) earnings attributable to Century Casinos, Inc. shareholders (14,175) 2,944 Interest expense (income), net 31,368 15,350 Income tax (benefit) expense (3,068) 855 Depreciation and amortization 12,518 6,776 Net earnings attributable to non-controlling interests 709 1,266 Non-cash stock-based compensation 1,082 953 Loss (gain) on foreign currency transactions, cost recovery income and other 1,140 (409) Loss on disposition of fixed assets 80 38 Acquisition costs 3,693 295 Adjusted EBITDA $33,347 $28,068 35

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA CENTURY CASINOS For the three months ended September 30, 2023 in USD, in thousands East Midwest West Total United States Net (loss) income attributable to Century Casinos, Inc. shareholders (1,249) 5,191 1,331 5,273 Interest expense (income), net 6,691 5,260 - 11,951 Income tax (benefit) expense (401) 1,580 (361) 818 Depreciation and amortization 3,410 3,193 4,103 10,706 Gain on foreign currency transactions and other - (1) (84) (85) Loss on disposition of fixed assets 1 55 - 56 Adjusted EBITDA $8,452 $15,278 $6,759 $30,489 For the three months ended September 30, 2022 in USD, in thousands East Midwest West Total United States Net income attributable to Century Casinos, Inc. shareholders 586 1,786 - 2,372 Interest expense (income), net 2,128 5,073 - 7,201 Depreciation and amortization 1,718 3,174 - 4,892 Loss on disposition of fixed assets - 11 - 11 Adjusted EBITDA $5,273 $15,970 $- $21,243 36

Appendix Non-GAAP Financial Measures – Reconciliation of Quarterly Adjusted EBITDA CENTURY CASINOS 2019 2020 2021 2022 2023 in USD, in millions Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Net earnings (loss) attributable to Century Casinos, Inc. shareholders $1.1 $(0.6) $0.5 $(20.1) $(45.9) $(12.6) $3.7 $6.7 $(1.4) $6.9 $11.2 $4.0 $0.2 $8.9 $2.9 $(4.0) $(1.2) $(2.0) $(23.4) Interest expense (income), net 1.3 1.4 1.4 4.2 11.4 10.6 10.6 10.6 10.5 10.7 10.6 10.8 10.8 21.8 15.3 17.0 17.5 18.2 24.0 Income taxes (benefit) 0.7 1.4 1.1 1.0 2.5 0.6 0.4 1.3 0.1 1.1 2.6 2.6 1.4 (10.4) 0.9 0.5 1.6 0.1 7.7 Depreciation and amortization 2.4 2.4 2.8 3.1 6.5 6.4 6.8 6.8 6.6 6.6 6.8 6.7 6.8 6.8 6.8 6.8 6.9 10.2 12.2 Non-controlling interests 0.7 0.9 0.6 0.9 0.2 (0.6) 0.2 0.1 (0.5) (0.6) 1.2 1.1 2.5 1.0 1.3 0.9 4.3 2.3 (0.5) Non-cash stock-based compensation 0.3 0.4 0.4 0.3 (0.0) 0.2 0.4 (0.8) 0.3 0.3 1.0 1.1 0.7 1.0 1.0 0.7 0.7 0.9 1.1 (Gain) loss on foreign currency transactions, cost recovery income and other (0.3) (0.5) (0.1) (0.4) 0.8 (7.5) 0.0 (6.4) (1.0) 0.0 (0.3) (1.4) 0.2 (0.4) (0.4) (0.7) (4.3) (0.7) 8.5 Impairment - intangible and tangible assets - - - 16.5 34.0 1.2 - - - - - - - - - - - - - Loss (gain) on disposition of fixed assets 0.0 0.5 0.1 0.1 0.0 (0.1) 0.0 0.1 0.1 0.2 0.0 0.1 0.0 (0.1) 0.0 0.1 0.5 (0.0) 0.1 Acquisition costs - 0.8 0.3 4.3 0.2 0.1 - - - - - - 1.1 1.3 0.3 0.4 0.2 0.3 3.7 Preopening expenses 0.5 - - - - - - - - - - - - - - - - - - Other one-time (income) costs - - - - - - - - - - - - - - - - - - - Adjusted EBITDA $6.7 $6.7 $7.1 $9.8 $9.6 $(1.8) $22.2 $18.3 $14.7 $25.2 $33.1 $24.9 $23.8 $29.8 $28.1 $21.7 $26.1 $29.3 $33.3 37

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA and Adjusted EBITDA less Lease Payments (in thousands) and Interest Expense (Income), Net (in millions) CENTURY CASINOS in USD, in thousands Q4 2022 Q1 2023 Q2 2023 Q3 2023 Trailing-Twelve Months Ended September 30, 2023 "Year Ended December 31, 2022" Net (loss) earnings attributable to Century Casinos, Inc. shareholders $(4,042) $(1,243) $(1,959) $(14,175) $(21,419) $7,976 Interest expense (income), net 17,041 17,504 18,230 31,368 84,143 64,980 Income tax expense (benefit) 470 1,623 96 (3,068) (879) (7,660) Depreciation and amortization 6,759 6,855 10,190 12,518 36,322 27,109 Non-controlling interests 941 4,274 2,322 709 8,246 5,694 Non-cash stock-based compensation 697 736 928 1,082 3,443 3,335 (Gain) loss on foreign currency transactions, cost recovery income and other (653) (4,332) (737) 1,140 (4,582) (1,236) Loss (gain) on disposition of fixed assets 54 479 (33) 80 580 18 Acquisition costs 399 158 251 3,693 4,501 3,124 Adjusted EBITDA $21,666 $26,054 $29,288 $33,347 $110,355 $103,340 Cash payments on Master Lease (6,539) (6,865) (6,866) (11,923) (32,193) (25,666) Adjusted EBITDA less Lease Payments $14,620 $18,703 $20,025 $19,249 $72,597 $75,586 in USD, in millions Q4 2022 Q1 2023 Q2 2023 Q3 2023 Trailing-Twelve Months Ended September 30, 2023 Interest income -0.2 -0.1 -0.1 -0.1 -0.5 -0.8 Interest expense 9.5 10.0 10.5 10.9 40.9 27.7 Interest expense related to VICI financing obligation 7.2 7.1 7.3 12.9 34.5 28.5 Interest expense related to CDR land lease 0.5 0.5 0.5 0.4 1.9 2.3 Interest expense – other1 0 0 0 7.3 7.3 7.3 Interest expense (income), net 17.0 17.5 18.2 31.4 84.1 65.0 1. Interest expense – other is $7.3 million related to the debt extinguishment of the CDR land lease in Canada for Q3 2023 and $7.3 million related to the write-off of deferred financing costs in connection with the prepayment of the Macquarie term loan during the year ended December 31, 2022. 38

Appendix Non-GAAP Financial Measures – Calculation of Lease Adjusted Net Leverage and Lease Adjusted Leverage CENTURY CASINOS Trailing Twelve Months ended in dollars, in millions September 30, 2023 Cash $189.0 Total Principal Debt 347.9 Net Debt 158.9 Adj EBITDA (1) 110.4 Lease Payments (2) (37.8) Adj EBITDA less Lease Payments $72.6 Net Debt / Adj EBITDA less Lease Payments (3) 2.2x Total Principal Debt / Adj EBITDA less Lease Payments (4) 4.8x Lease Debt(5) Capitalized at 8.0x 302.0 Lease Debt plus Net Debt 460.9 Lease Adjusted Net Leverage 4.2x In addition to the Lease Payments presented in the table above, operating lease payments for the trailing twelve months ended September 30, 2023 were $5.4 million. 1. Adjusted EBITDA related to the Company is for the trailing twelve months ended September 30, 2023. 2. The Company’s Master Lease, CDR land lease and 50% of the Nugget lease payments to Smooth Bourbon for the trailing twelve months ended September 30, 2023. 3. Net Debt to Adjusted EBITDA less Lease Payments is calculated by dividing the Company’s Adjusted EBITDA less Lease Payments for the trailing twelve months ended September 30, 2023 by Net Debt. 4. Total Principal Debt to Adjusted EBITDA less Lease Payments is calculated by dividing the Company’s Adjusted EBITDA less Lease Payments for the trailing twelve months ended September 30, 2023 by Total Principal Debt. 5. Calculated as Lease Payments capitalized at 8.0x. 39

Appendix Non-GAAP Financial Measures – Reconciliation of Net Debt CENTURY CASINOS Amounts in thousands September 30, 2023 December 31, 2022 Total long-term debt, including current portion $333,086 $349,580 Deferred financing costs 14,837 16,844 Total principal $347,923 $366,424 Less: Cash and cash equivalents $189,005 $101,785 Net Debt $158,918 $264,639 40